SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       AUGUST 22, 1997

                             AVIATION SALES COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                         1-11775               65-0665658
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(STATE OR OTHER JURISDICTION           (COMMISSION            (IRS EMPLOYER
OF INCORPORATION)                       FILE NUMBER)        IDENTIFICATION NO.)


         6905 NW 25TH STREET, MIAMI, FL                              33122
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (305) 592-4055


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS

         On August 22, 1997, the Company amended its bank lending agreement pursuant to the terms of a Second Amended and Restated Credit Facility (the "Second Amended Credit Facility"). The Second Amended Credit Facility consists of (a) a term loan facility (the "Second Amended Term Loan") in a principal amount of $18.57 million, and (b) a $106.43 million revolving loan, letter of credit and acquisition loan facility, subject to an availability calculation based on the eligible borrowing base (the "Second Amended Revolving Credit Facility"). The eligible borrowing base includes certain receivables and inventories of the Company. The letter of credit portion of the Second Amended Revolving Credit Facility is subject to a $15 million sublimit and the acquisition loan portion of the Second Amended Revolving Credit Facility is subject to a $30.0 million sublimit with the imposition of certain borrowing criteria based on the satisfaction of certain debt ratios. The unused portion of the acquisition loan portion of the Second Amended Revolving Credit Facility expires on August 21, 1999. The interest rate on the Second Amended Credit Facility is, at the option of the Company, (a) prime plus a margin, or (b) LIBOR plus a margin, where the margin determination is made based upon the Company's financial performance over the prior 12 month period (ranging from 0.25% to 1.25% in the event prime is utilized, or 1.50% to 2.75% in the event LIBOR is utilized). At August 22, 1997, the margin was 0.25% for prime rate loans and 1.75% for LIBOR rate loans.

         The Second Amended Term Loan amortizes in equal quarterly installments and terminates on July 31, 2002. Interim payments under the Second Amended Revolving Credit Facility will be made from daily collections of the Company's accounts receivable. The Second Amended Revolving Credit Facility will terminate on July 31, 2002. The Second Amended Credit Facility contains financial and other covenants and mandatory prepayment events, as defined. At August 22, 1997, the Company was in compliance with all covenants of the Second Amended Credit Facility. The Second Amended Credit Facility is secured by a lien on substantially all of the assets of the Company. At August 22, 1997, the outstanding balances under the Second Amended Term Loan and Second Amended Revolving Credit Facility were $18.57 million and $48.13 million, respectively.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not Applicable

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable

         (c)      EXHIBITS.



                                        2
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 EXHIBIT NO.                 DESCRIPTION
 -----------                 ------------

   4.1 Form of Second Amended and Restated Credit Agreement dated as of August 22, 1997 among Aviation Sales Operating
                 Company, the Company, the Lenders and Citicorp USA,
                 Inc., as agent.






















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




                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 10, 1997                     AVIATION SALES COMPANY


                                By: /s/ Joseph E. Civiletto
                                     -------------------------------------
                                     Vice President and Chief Financial Officer
                                     (Authorized Officer)

                                 EXHIBIT INDEX



 EXHIBIT
 NUMBER                      DESCRIPTION
 -------                     ------------

   4.1 Form of Second Amended and Restated Credit Agreement dated as of August 22, 1997 among Aviation Sales Operating
                 Company, the Company, the Lenders and Citicorp USA,
                 Inc., as agent.